Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

31.	subsequent events

On 30 January 2020, the World Health Organization declared the outbreak of coronavirus ("COVID-19") to be a public health emergency of international concern. COVID-19 is considered to be a non-adjusting post balance sheet event and as such no adjustments have been made to the valuation of assets and liabilities as at 31 December 2019.

As at 31 March 2020, the Group had experienced falls in equity values and credit spread widening on its bond portfolio, the impact of which has reduced the Group's solvency, but which remains well within the Group's capital management policy. For further discussion concerning the management's assessment of COVID-19 impact on the Group refer to note 2.

On 17 March 2020, the definitive business agreement between the Group and Tiberius Acquisition Corp. (NASDAQ: TIBR) ("Tiberius"), a publicly traded special purpose acquisition company, and certain related parties, was effective. As a result of the completion of the Business Combination, International General Insurance Holdings Ltd., Bermuda ("IGI Holdings") became a new public company listed on the Nasdaq Capital Market under the symbol "IGIC" and owned by the former stockholders of Tiberius and the former shareholders of the Group and each of the Group and Tiberius became subsidiaries of IGI Holdings.

There have been no other material events between 31 December 2019 and the date of this report which are required to be disclosed.